SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                       AMENDMENT NO. 2 TO CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 19, 2001
                                                 -------------------------------


                              E*TRADE Group, Inc.
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               (Exact name of registrant as specified in charter)


         Delaware                     1-11921                   94-2844166
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(State or other jurisdiction        (Commission               (IRS Employer
     of incorporation)              File Number)            Identification No.)


4500 Bohannon Drive, Menlo Park, California                       94025
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:           (650) 331-6000
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

The undersigned Registrant hereby amends Items 4 and 7 of its Current Report on Form 8-K dated January 19, 2001, as amended by Form 8-K/A filed on January 23, 2001, to supplement the information in those Items with the following:

ITEM 4. CHANGES IN REGISTRANT'S INDEPENDENT ACCOUNTANTS

     On December 13, 2000, the audit committee of the Board of Directors of the Registrant authorized the Chief Financial Officer to make a determination whether to consolidate the audit of its books and records with one public accounting firm. On January 16, 2001, the Chief Financial Officer determined it was in the best interest of the Company to have all of its significant subsidiaries audited by the parent company's accounting firm. Accordingly, the Company formally engaged Deloitte & Touche to replace Arthur Andersen as the auditor of E*TRADE Financial Corporation ("ETFC"), a wholly-owned subsidiary of the Company.

     On January 22, 2001, Arthur Andersen resigned as auditor and independent accountant of ETFC.


ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)  Exhibits.

16.2 Letter from Arthur Andersen regarding change in auditor and independent accountant

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: February 9, 2001

                                           E*TRADE Group, Inc.


                                           By: /s/ Leonard C. Purkis
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                                              Leonard C. Purkis, Chief Financial
                                              Officer (principal financial and
                                              accounting officer)